Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2023 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	10,115	—	—	10,115	—	10,115
Tampa, FL	5,220	196	—	5,416	—	5,416
Orlando, FL	5,274	633	—	5,907	—	5,907
Austin, TX	6,829	—	350	7,179	—	7,179
Charlotte, NC	5,651	216	344	6,211	—	6,211
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Houston, TX	4,867	308	—	5,175	—	5,175
Charleston, SC	3,168	—	—	3,168	—	3,168
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Northern Virginia	1,888	—	—	1,888	—	1,888
Greenville, SC	2,355	—	—	2,355	—	2,355
Savannah, GA	1,837	—	—	1,837	—	1,837
Richmond, VA	1,732	272	—	2,004	—	2,004
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	812	306	—	1,118	—	1,118
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,022	1,152	—	7,174	6	7,180
Total Multifamily Units	95,285	3,428	694	99,407	6	99,413
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2023			Average Effective	As of March 31, 2023
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2023	Completed Units	Total Units, Including Development
Atlanta, GA	$2,072,383	13.9%	94.4%	$1,832	11,434
Dallas, TX	1,545,306	10.3%	95.5%	1,642	10,115
Orlando, FL	1,017,648	6.8%	95.8%	1,979	5,907
Tampa, FL	991,963	6.6%	96.1%	2,073	5,416
Charlotte, NC	990,124	6.6%	95.6%	1,587	5,867
Austin, TX	879,141	5.9%	95.3%	1,623	6,829
Raleigh/Durham, NC	723,638	4.8%	95.8%	1,514	5,350
Houston, TX	686,065	4.6%	95.7%	1,395	5,175
Northern Virginia	569,472	3.8%	96.6%	2,269	1,888
Nashville, TN	553,207	3.7%	95.3%	1,678	4,375
Phoenix, AZ	476,709	3.2%	95.9%	1,760	2,968
Charleston, SC	420,754	2.8%	95.5%	1,687	3,168
Fort Worth, TX	383,561	2.6%	95.8%	1,556	3,687
Jacksonville, FL	304,941	2.0%	96.5%	1,547	3,496
Denver, CO	294,979	2.0%	95.8%	1,943	1,118
Richmond, VA	276,296	1.8%	96.1%	1,558	2,004
Fredericksburg, VA	251,690	1.7%	96.3%	1,777	1,435
Greenville, SC	234,258	1.6%	96.3%	1,296	2,355
Savannah, GA	222,199	1.5%	96.4%	1,623	1,837
Kansas City, MO-KS	190,843	1.3%	95.8%	1,522	1,110
San Antonio, TX	168,794	1.1%	95.9%	1,379	1,504
Birmingham, AL	168,328	1.1%	95.9%	1,356	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	196,666	1.3%	96.0%	1,314	2,754
Florida	185,500	1.2%	95.7%	1,791	1,806
Alabama	170,375	1.1%	96.4%	1,372	1,648
Virginia	158,802	1.1%	96.2%	1,709	1,039
Kentucky	97,931	0.7%	96.5%	1,152	1,308
Maryland	82,195	0.5%	97.0%	2,062	361
Nevada	74,153	0.5%	97.2%	1,587	721
South Carolina	38,417	0.3%	95.1%	1,153	576
Stabilized Communities	$14,426,338	96.5%	95.7%	$1,662	98,713
Charlotte, NC	139,337	0.9%	84.9%	2,033	344	344
Salt Lake City, UT	81,395	0.5%	—	—	6	400
Atlanta, GA	81,347	0.5%	—	—	—	340
Phoenix, AZ	63,897	0.4%	—	—	—	317
Austin, TX	59,517	0.4%	74.6%	1,671	350	350
Denver, CO	53,564	0.4%	—	—	—	352
Tampa, FL	42,255	0.3%	—	—	—	495
Raleigh/Durham, NC	20,177	0.1%	—	—	—	406
Lease-up / Development Communities	$541,489	3.5%	79.7%	$1,850	700	3,004
Total Multifamily Communities	$14,967,827	100.0%	95.5%	$1,664	99,413	101,717
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of March 31, 2023, the gross investment in real estate for this community was $81.3 million and includes a mortgage note payable of $51.9 million. For the three months ended March 31, 2023, this apartment community achieved NOI of $2.0 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of March 31, 2023		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2023	March 31, 2022	Percent Change
Operating Revenues
Same Store Communities	95,285	$13,802,326	$500,010	$450,323	11.0%
Non-Same Store Communities	3,428	624,012	19,347	19,715
Lease-up/Development Communities	700	541,489	3,234	23
Total Multifamily Portfolio	99,413	$14,967,827	$522,591	$470,061
Commercial Property/Land	—	360,490	6,442	6,017
Total Operating Revenues	99,413	$15,328,317	$529,033	$476,078

Property Operating Expenses
Same Store Communities			$171,070	$157,887	8.3%
Non-Same Store Communities			7,462	8,798
Lease-up/Development Communities			1,588	211
Total Multifamily Portfolio			$180,120	$166,896
Commercial Property/Land			2,683	2,524
Total Property Operating Expenses			$182,803	$169,420

Net Operating Income
Same Store Communities			$328,940	$292,436	12.5%
Non-Same Store Communities			11,885	10,917
Lease-up/Development Communities			1,646	(188)
Total Multifamily Portfolio			$342,471	$303,165
Commercial Property/Land			3,759	3,493
Total Net Operating Income			$346,230	$306,658	12.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2023	March 31, 2022	Percent Change
Property Taxes	$62,613	$57,701	8.5%
Personnel	37,163	34,776	6.9%
Utilities	31,004	29,053	6.7%
Building Repair and Maintenance	20,630	18,240	13.1%
Office Operations	6,959	6,780	2.6%
Insurance	6,888	6,097	13.0%
Marketing	5,813	5,240	10.9%
Total Property Operating Expenses	$171,070	$157,887	8.3%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2023	March 31, 2022
Atlanta, GA	11,434	12.6%	94.9%	95.8%
Dallas, TX	10,115	9.7%	95.6%	95.6%
Tampa, FL	5,220	6.9%	95.6%	96.6%
Orlando, FL	5,274	6.5%	96.1%	96.4%
Austin, TX	6,829	6.4%	95.3%	95.2%
Charlotte, NC	5,651	6.2%	95.6%	95.7%
Raleigh/Durham, NC	5,350	5.6%	95.2%	95.5%
Nashville, TN	4,375	4.8%	95.4%	95.6%
Fort Worth, TX	3,687	3.7%	95.4%	95.8%
Houston, TX	4,867	3.7%	96.0%	95.7%
Charleston, SC	3,168	3.6%	95.6%	96.0%
Jacksonville, FL	3,496	3.4%	96.0%	96.9%
Phoenix, AZ	2,623	3.3%	95.8%	96.4%
Northern Virginia	1,888	2.8%	95.9%	95.4%
Greenville, SC	2,355	2.3%	96.0%	95.9%
Savannah, GA	1,837	2.0%	96.0%	96.9%
Richmond, VA	1,732	1.8%	95.8%	96.6%
Fredericksburg, VA	1,435	1.8%	96.2%	96.5%
Memphis, TN	1,811	1.5%	95.0%	95.7%
Birmingham, AL	1,462	1.2%	95.8%	95.4%
San Antonio, TX	1,504	1.1%	95.3%	95.2%
Denver, CO	812	1.1%	95.1%	96.4%
Huntsville, AL	1,228	1.1%	95.7%	96.1%
Kansas City, MO-KS	1,110	1.0%	95.2%	95.7%
Other	6,022	5.9%	95.3%	96.4%
Total Same Store	95,285	100.0%	95.5%	95.9%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2023	Q1 2022	% Chg	Q1 2023	Q1 2022	% Chg	Q1 2023	Q1 2022	% Chg	Q1 2023	Q1 2022	% Chg
Atlanta, GA	11,434	$64,725	$59,597	8.6%	$23,208	$21,046	10.3%	$41,517	$38,551	7.7%	$1,832	$1,647	11.2%
Dallas, TX	10,115	52,290	46,567	12.3%	20,534	19,097	7.5%	31,756	27,470	15.6%	1,642	1,448	13.3%
Tampa, FL	5,220	33,908	29,930	13.3%	11,141	10,054	10.8%	22,767	19,876	14.5%	2,075	1,798	15.4%
Orlando, FL	5,274	32,366	27,890	16.0%	10,855	9,638	12.6%	21,511	18,252	17.9%	1,941	1,651	17.6%
Austin, TX	6,829	35,335	31,781	11.2%	14,380	12,627	13.9%	20,955	19,154	9.4%	1,623	1,450	11.9%
Charlotte, NC	5,651	28,453	25,579	11.2%	7,907	7,408	6.7%	20,546	18,171	13.1%	1,593	1,401	13.7%
Raleigh/Durham, NC	5,350	25,987	22,907	13.4%	7,580	7,141	6.1%	18,407	15,766	16.8%	1,514	1,326	14.2%
Nashville, TN	4,375	23,255	20,580	13.0%	7,345	6,985	5.2%	15,910	13,595	17.0%	1,678	1,472	14.0%
Fort Worth, TX	3,687	18,899	17,076	10.7%	6,650	6,301	5.5%	12,249	10,775	13.7%	1,556	1,386	12.2%
Houston, TX	4,867	21,764	20,220	7.6%	9,576	8,455	13.3%	12,188	11,765	3.6%	1,386	1,285	7.9%
Charleston, SC	3,168	16,963	14,857	14.2%	5,121	4,950	3.5%	11,842	9,907	19.5%	1,687	1,453	16.1%
Jacksonville, FL	3,496	16,563	15,206	8.9%	5,529	4,943	11.9%	11,034	10,263	7.5%	1,547	1,369	13.0%
Phoenix, AZ	2,623	14,483	13,112	10.5%	3,470	3,293	5.4%	11,013	9,819	12.2%	1,748	1,560	12.0%
Northern Virginia	1,888	13,344	12,172	9.6%	4,049	3,886	4.2%	9,295	8,286	12.2%	2,269	2,067	9.7%
Greenville, SC	2,355	10,155	9,106	11.5%	2,721	3,302	(17.6)%	7,434	5,804	28.1%	1,296	1,155	12.3%
Savannah, GA	1,837	9,672	8,434	14.7%	3,038	2,897	4.9%	6,634	5,537	19.8%	1,623	1,382	17.4%
Richmond, VA	1,732	8,805	8,008	10.0%	2,789	2,650	5.2%	6,016	5,358	12.3%	1,596	1,445	10.4%
Fredericksburg, VA	1,435	8,196	7,690	6.6%	2,345	2,293	2.3%	5,851	5,397	8.4%	1,777	1,671	6.3%
Memphis, TN	1,811	7,827	7,314	7.0%	2,752	2,636	4.4%	5,075	4,678	8.5%	1,346	1,250	7.6%
Birmingham, AL	1,462	6,593	6,010	9.7%	2,543	2,338	8.8%	4,050	3,672	10.3%	1,356	1,234	9.9%
San Antonio, TX	1,504	6,537	5,940	10.1%	2,828	2,498	13.2%	3,709	3,442	7.8%	1,379	1,237	11.5%
Denver, CO	812	5,036	4,660	8.1%	1,445	1,338	8.0%	3,591	3,322	8.1%	1,946	1,776	9.5%
Huntsville, AL	1,228	5,316	4,928	7.9%	1,733	1,608	7.8%	3,583	3,320	7.9%	1,297	1,185	9.4%
Kansas City, MO-KS	1,110	5,330	4,870	9.4%	1,887	1,765	6.9%	3,443	3,105	10.9%	1,522	1,386	9.8%
Other	6,022	28,208	25,889	9.0%	9,644	8,738	10.4%	18,564	17,151	8.2%	1,484	1,334	11.2%
Total Same Store	95,285	$500,010	$450,323	11.0%	$171,070	$157,887	8.3%	$328,940	$292,436	12.5%	$1,657	$1,472	12.6%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2023	Q4 2022	% Chg	Q1 2023	Q4 2022	% Chg	Q1 2023	Q4 2022	% Chg	Q1 2023	Q4 2022	% Chg
Atlanta, GA	11,434	$64,725	$65,166	(0.7)%	$23,208	$22,590	2.7%	$41,517	$42,576	(2.5)%	$1,832	$1,827	0.2%
Dallas, TX	10,115	52,290	51,776	1.0%	20,534	20,702	(0.8)%	31,756	31,074	2.2%	1,642	1,630	0.7%
Tampa, FL	5,220	33,908	33,693	0.6%	11,141	10,425	6.9%	22,767	23,268	(2.2)%	2,075	2,065	0.5%
Orlando, FL	5,274	32,366	32,026	1.1%	10,855	10,280	5.6%	21,511	21,746	(1.1)%	1,941	1,919	1.1%
Austin, TX	6,829	35,335	35,159	0.5%	14,380	15,359	(6.4)%	20,955	19,800	5.8%	1,623	1,622	0.0%
Charlotte, NC	5,651	28,453	28,178	1.0%	7,907	7,732	2.3%	20,546	20,446	0.5%	1,593	1,576	1.1%
Raleigh/Durham, NC	5,350	25,987	25,895	0.4%	7,580	7,467	1.5%	18,407	18,428	(0.1)%	1,514	1,506	0.5%
Nashville, TN	4,375	23,255	23,059	0.8%	7,345	7,055	4.1%	15,910	16,004	(0.6)%	1,678	1,671	0.4%
Fort Worth, TX	3,687	18,899	18,807	0.5%	6,650	7,497	(11.3)%	12,249	11,310	8.3%	1,556	1,546	0.6%
Houston, TX	4,867	21,764	21,628	0.6%	9,576	9,634	(0.6)%	12,188	11,994	1.6%	1,386	1,382	0.3%
Charleston, SC	3,168	16,963	16,999	(0.2)%	5,121	4,297	19.2%	11,842	12,702	(6.8)%	1,687	1,675	0.7%
Jacksonville, FL	3,496	16,563	16,603	(0.2)%	5,529	5,326	3.8%	11,034	11,277	(2.2)%	1,547	1,538	0.6%
Phoenix, AZ	2,623	14,483	14,499	(0.1)%	3,470	3,451	0.6%	11,013	11,048	(0.3)%	1,748	1,747	0.0%
Northern Virginia	1,888	13,344	13,222	0.9%	4,049	3,717	8.9%	9,295	9,505	(2.2)%	2,269	2,248	0.9%
Greenville, SC	2,355	10,155	10,058	1.0%	2,721	3,392	(19.8)%	7,434	6,666	11.5%	1,296	1,286	0.8%
Savannah, GA	1,837	9,672	9,609	0.7%	3,038	2,840	7.0%	6,634	6,769	(2.0)%	1,623	1,604	1.2%
Richmond, VA	1,732	8,805	8,827	(0.2)%	2,789	2,720	2.5%	6,016	6,107	(1.5)%	1,596	1,591	0.3%
Fredericksburg, VA	1,435	8,196	8,187	0.1%	2,345	2,210	6.1%	5,851	5,977	(2.1)%	1,777	1,773	0.2%
Memphis, TN	1,811	7,827	7,816	0.1%	2,752	2,717	1.3%	5,075	5,099	(0.5)%	1,346	1,348	(0.2)%
Birmingham, AL	1,462	6,593	6,446	2.3%	2,543	2,440	4.2%	4,050	4,006	1.1%	1,356	1,353	0.2%
San Antonio, TX	1,504	6,537	6,547	(0.2)%	2,828	2,810	0.6%	3,709	3,737	(0.7)%	1,379	1,381	(0.1)%
Denver, CO	812	5,036	5,019	0.3%	1,445	1,339	7.9%	3,591	3,680	(2.4)%	1,946	1,934	0.6%
Huntsville, AL	1,228	5,316	5,288	0.5%	1,733	1,704	1.7%	3,583	3,584	(0.0)%	1,297	1,296	0.1%
Kansas City, MO-KS	1,110	5,330	5,306	0.5%	1,887	1,771	6.5%	3,443	3,535	(2.6)%	1,522	1,514	0.5%
Other	6,022	28,208	28,211	(0.0)%	9,644	9,091	6.1%	18,564	19,120	(2.9)%	1,484	1,481	0.2%
Total Same Store	95,285	$500,010	$498,024	0.4%	$171,070	$168,566	1.5%	$328,940	$329,458	(0.2)%	$1,657	$1,649	0.5%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		March 31, 2023			March 31, 2023				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel West Midtown (2)	Atlanta, GA	340	—	—	$92,300	$81,347	$10,953	2Q21	2Q23	4Q23	3Q24
Novel Daybreak (2)	Salt Lake City, UT	400	6	29	94,000	81,395	12,605	2Q21	2Q23	4Q23	4Q24
Novel Val Vista (2)	Phoenix, AZ	317	—	—	77,200	63,897	13,303	4Q20	3Q23	1Q24	1Q25
MAA Milepost 35	Denver, CO	352	—	—	125,000	53,564	71,436	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	20,177	125,323	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	42,255	155,245	4Q22	1Q25	4Q25	4Q26
Total Active		2,310	6	29	$731,500	$342,635	$388,865

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of March 31, 2023
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA LoSo	Charlotte, NC	344	84.9%	$139,337	(2)	2Q23
MAA Windmill Hill	Austin, TX	350	74.6%	59,517	4Q22	4Q23
Total		694	79.7%	$198,854

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) Property was acquired while in lease-up; construction was completed prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Three months ended March 31, 2023
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
1,328	$8,503	$6,403	$108	8.1%	9,000 - 12,000

Supplemental Data S-7

2023 ACQUISITION ACTIVITY

Land Acquisition	Market	Acreage	Closing Date
MAA Packing District II	Orlando, FL	6	February 2023

2023 DISPOSITION ACTIVITY

Land Dispositions	Market	Acreage	Closing Date
Traditions Commercial Lots	Gulf Shores, AL	21	March 2023

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2023

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,395,650	100.0%	3.4%	7.7
Floating rate debt	—	—	—	—
Total	$4,395,650	100.0%	3.4%	7.7

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,032,000	91.7%	3.4%	6.1
Secured debt	363,650	8.3%	4.4%	25.6
Total	$4,395,650	100.0%	3.4%	7.7

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2023 NOI	Percent of Total
Unencumbered gross assets	$14,968,257	94.8%	$329,435	95.1%
Encumbered gross assets	824,574	5.2%	16,795	4.9%
Total	$15,792,831	100.0%	$346,230	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2023	$349,677	4.2%
2024	399,046	4.0%
2025	401,570	4.2%
2026	297,395	1.2%
2027	596,745	3.7%
2028	396,847	4.2%
2029	558,749	3.7%
2030	297,629	3.1%
2031	445,150	1.8%
2032	—	—
Thereafter	652,842	3.8%
Total	$4,395,650	3.4%

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2023 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2023	$—	$349,677	$—	$349,677
2024	—	399,046	—	399,046
2025	—	397,967	3,603	401,570
2026	—	297,395	—	297,395
2027	—	596,745	—	596,745
2028	—	396,847	—	396,847
2029	—	558,749	—	558,749
2030	—	297,629	—	297,629
2031	—	445,150	—	445,150
2032	—	—	—	—
Thereafter	—	292,795	360,047	652,842
Total	$—	$4,032,000	$363,650	$4,395,650
(1)
There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of March 31, 2023. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended March 31, 2023, average daily borrowings outstanding under the commercial paper program were $8.2 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of March 31, 2023. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	27.8%	Yes
Total secured debt to adjusted total assets	40% or less	2.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.5x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	359.8%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	18.8%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.5x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.1%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-9

2023 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Earnings per common share. A reconciliation of expected Earnings per common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Current Range	Current Midpoint
Earnings:
Earnings per common share - diluted	$6.05 to $6.41	$6.23
Core FFO per Share - diluted	$8.93 to $9.29	$9.11
Core AFFO per Share - diluted	$8.01 to $8.37	$8.19

MAA Same Store Portfolio:
Number of units	95,285	95,285
Average physical occupancy	95.6% to 96.0%	95.8%
Property revenue growth	5.25% to 7.25%	6.25%
Effective rent growth	6.00% to 8.00%	7.00%
Property operating expense growth	5.15% to 7.15%	6.15%
NOI growth	5.30% to 7.30%	6.30%
Real estate tax expense growth	5.50% to 7.00%	6.25%

Corporate Expenses: ($ in millions)
Property management expenses	$72.0 to $74.0	$73.0
General and administrative expenses	$54.5 to $56.5	$55.5
Total overhead	$126.5 to $130.5	$128.5
Income tax expense	$4.0 to $5.0	$4.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$250.0 to $350.0	$300.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$12.0 to $14.0	$13.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.5 to 120.0 million	119.75 million

RECONCILIATION OF EARNINGS PER COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2023 GUIDANCE

	Full Year 2023 Guidance Range
	Low	High
Earnings per common share - diluted	$6.05	$6.41
Real estate depreciation and amortization	4.71	4.71
Gains on sale of depreciable assets	(1.82)	(1.82)
FFO per Share - diluted	8.94	9.30
Non-Core FFO items (1)	(0.01)	(0.01)
Core FFO per Share - diluted	8.93	9.29
Recurring capital expenditures	(0.92)	(0.92)
Core AFFO per Share - diluted	$8.01	$8.37
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Earnings release & conference call	Late July	Late October	Early February	Early May

Dividend Information - Common Shares:	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Declaration date	3/22/2022	5/17/2022	9/27/2022	12/13/2022	3/21/2023
Record date	4/14/2022	7/15/2022	10/14/2022	1/13/2023	4/14/2023
Payment date	4/29/2022	7/29/2022	10/31/2022	1/31/2023	4/28/2023
Distributions per share	$1.0875	$1.2500	$1.2500	$1.4000	$1.4000

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11